UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): February 25, 2020

THE INTERGROUP CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10324	13-3293645
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12121 Wilshire Blvd, Suite 610, Los Angeles, CA	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 889-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	INTG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Fiscal 2019 Annual Meeting of the Shareholders of The InterGroup Corporation (the “Company”) was held on February 25, 2020 at the Hilton San Francisco Financial District, 750 Kearny Street, San Francisco, California. At that meeting, Yvonne L. Murphy and William J. Nance were elected as Class B Directors, to serve three-year terms expiring at the Fiscal 2022 Annual Meeting of Shareholders.

At the Annual Meeting, the shareholders also voted in favor of (1) the ratification of the Audit Committee’s selection of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020; (2) the approval of the amendments to the Company’s 2010 Omnibus Employee Incentive Plan (the “2010 Incentive Plan”); and (3) the approval of the compensation of executive officers, on a nonbinding advisory basis.

The final tabulation of the votes follows:

Proposal (1) – Election of Class B Directors:

Nominee	For	Withheld	Broker Non-Votes

Yvonne L. Murphy	1,732,326	6,806	218,513
William J. Nance	1,729,450	9,682	218,513

Proposal (2) – Ratification of the Appointment of Moss Adams LLP as The Company’s Independent Registered Public Accounting Firm for the fiscal year ending June 30, 2020:

Votes For	Against	Abstain	Broker Non-Votes

1,952,480	936	4,229	-

Proposal (3) – Amendment of Section 1.3 of the 2010 Incentive Plan to extend the term from ten (10) years to sixteen (16) years, and Section 6.4 of the 2010 Incentive Plan to change “tenth (10th) anniversary date” to “twentieth (20th) anniversary date”:

Votes For	Against	Abstain	Broker Non-Votes

1,605,714	130,071	3,347	218,513

Proposal (4) – Approval of the compensation of executive officers, on a nonbinding advisory basis.

Votes For	Against	Abstain	Broker Non-Votes

1,726,681	7,661	4,790	218,513

Item 8.01. Other Matters

On February 25, 2020, the Company’s Board of Directors eliminated the Securities Investment Committee, the Real Estate Investment Committee, the Strategic Options Committee, the Stock Option Administration Committee, and elected the following directors to the following Board committees:

Compensation Committee	Audit and Finance Committee

William J. Nance, Chair	William J. Nance, Chair
John C. Love	John C. Love
Yvonne L. Murphy	Jerold R. Babin

Nominating Committee	Executive Strategic Real Estate and Securities Investment Committee (previously the Executive Committee)

Yvonne L. Murphy, Chair	John V. Winfield, Chair
John C. Love	William J. Nance
Yvonne L. Murphy
David Gonzalez, Advisor

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERGROUP CORPORATION

Dated: March 2, 2020	By:	/s/ Danfeng Xu
Treasurer and Controller

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